EXHIBIT 99.1

PRINCERIDGE PARTNERS LLC

Consolidated Financial Statements

December 31, 2010

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

Management Board

PrinceRidge Partners LLC:

We have audited the accompanying consolidated statement of financial condition of PrinceRidge Partners LLC and subsidiaries (the Company) as of December 31, 2010, and the related consolidated statements of operations, changes in total capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PrinceRidge Partners LLC and subsidiaries as of December 31, 2010 and the results of their operations and their cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

June 30, 2011

PRINCERIDGE PARTNERS LLC

Consolidated Statement of Financial Condition

December 31, 2010

Assets
Cash and cash equivalents	$4,510,115
Financial instruments owned, at fair value	20,001,092
Receivable from clearing broker	7,916,723
Furniture, equipment and leasehold improvements at cost, less accumulated depreciation and amortization of $1,126,376	979,043
Receivables from others (net of allowances $27,117)	660,015
Prepaid expenses	630,957
Advances to employees	521,270
Due from Members	1,000
Other assets	455,922

Total assets	$35,676,137

Liabilities and Capital

Financial instruments sold, not yet purchased, at fair value	$13,729,152
Accrued incentive compensation	2,853,762
Accrued other expenses and other liabilities	1,434,967

Total liabilities	18,017,881

Members’ capital	(228,162)

Noncontrolling interest	17,886,418

Total capital	17,658,256

Total liabilities and capital	$35,676,137

See accompanying notes to consolidated financial statements.

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PRINCERIDGE PARTNERS LLC

Consolidated Statement of Operations

Year ended December 31, 2010

Revenues:
Principal transactions, net	$20,123,602
Investment banking fees	4,357,352
Net interest income	261,414

Total revenues	24,742,368

Expenses:
Compensation and benefits	19,368,624
Communications and technology	3,111,558
Professional fees	2,408,869
Occupancy and equipment	1,842,737
Business development	655,706
Brokerage, clearing and exchange fees	536,788
Regulatory fees	454,173
Other	918,416

Total expenses	29,296,871

Net loss	(4,554,503)

Less: Net loss attributable to noncontrolling interest	4,478,503

Net loss attributable to controlling interest	$(76,000)

See accompanying notes to consolidated financial statements.

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PRINCERIDGE PARTNERS LLC

Consolidated Statement of Changes in Total Capital

Year ended December 31, 2010

	Members’ capital	Noncontrolling interest	Total capital
Balance at December 31, 2009	$(160,662)	21,622,321	$21,461,659

Capital contributions	8,500	742,600	751,100

Net loss	(76,000)	(4,478,503)	(4,554,503)

Balance at December 31, 2010	$(228,162)	17,886,418	$17,658,256

See accompanying notes to consolidated financial statements.

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PRINCERIDGE PARTNERS LLC

Consolidated Statement of Cash Flows

Year ended December 31, 2010

Cash flows from operating activities:
Net loss	$(4,554,503)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	818,096
(Increase) decrease in operating assets:
Financial instruments owned, at fair value	(14,653,645)
Receivable from clearing broker	(3,827,807)
Receivables from others	268,745
Prepaid expenses	(130,956)
Advances to employees	108,187
Due from Members	(735)
Other assets	(7,312)
Increase (decrease) in operating liabilities:
Financial instruments sold, not yet purchased, at fair value	12,418,527
Accrued incentive compensation	810,695
Accrued expenses and other liabilities	76,380

Net cash used in operating activities	(8,674,328)

Cash flows from investing activities:
Purchase of office equipment and leasehold improvements	(531,773)

Net cash used in investing activities	(531,773)

Cash flows from financing activities:

Capital contributions from Members	8,500
Noncontrolling interest	742,600

Net cash provided by financing activities	751,100

Net decrease in cash and cash equivalents	(8,455,001)

Cash and cash equivalents, December 31, 2009	12,965,116

Cash and cash equivalents, December 31, 2010	$4,510,115

Supplemental disclosure of cash flow information:
Cash paid for interest	$979,053
Cash paid for taxes	—

See accompanying notes to consolidated financial statements.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(1)	Organization

PrinceRidge Partners LLC (the Company) was organized as a limited liability company under the laws of the state of Delaware on January 28, 2008 and is the General Partner of PrinceRidge Holdings LP, a financial services company. Pursuant to the Company’s LLC agreement, certain Members have been appointed as Managing Members of the Company for which the authority for day-to-day management decision making resides. The Company also has limited partner interests (non-managing members) which have certain limited rights as specified in the Company’s LLC agreement. PrinceRidge Holdings LP is comprised of two wholly owned operating subsidiaries; The PrinceRidge Group LLC, a U.S. registered broker dealer, and PrinceRidge Capital LLC, a dealer in non-securities related products. The Company was formed on January 28, 2008 under the Delaware Limited Liability Company Act and the Company and its operating subsidiaries subsequently changed their names on June 29, 2009 from VinsonForbes Holdings LLC, VinsonForbes Group LP, VinsonForbes & Co. LLC and VinsonForbes Capital LLC to PrinceRidge Partners LLC, PrinceRidge Holdings LP, The PrinceRidge Group LLC, and PrinceRidge Capital LLC, respectively. On June 18, 2009, The PrinceRidge Group LLC became a member of the Financial Industry Regulation Authority (FINRA) and other various exchanges and received approval to operate as a broker-dealer registered with Securities and Exchange Commission (SEC). Additionally, the PrinceRidge Group LLC is a member of the Securities Investor Protection Corporation (SIPC).

The Company, through its operating subsidiaries, commenced operations on April 1, 2009 and operates an institutional brokerage and investment banking business. The Company’s customers are predominately institutional investors including brokers and dealers, commercial banks, asset managers and other financial institutions. The PrinceRidge Group LLC has a clearing agreement with Pershing LLC whereby all securities transactions are cleared on a fully disclosed basis. The PrinceRidge Group LLC is exempt from Rule 15c3-3 of the Securities and Exchange Commission under paragraph k(2)(ii) of that rule.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although these, and other, estimates and assumptions are based on the best available information, actual results could be materially different from these estimates.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

(b)	Cash and Cash Equivalents

The Company defines cash equivalents as short-term interest-earning deposits with original maturities of three months or less that are not held for sale in the ordinary course of business.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

The Company maintains deposits in federally insured financial institutions in excess of federally insured (FDIC) limits and in institutions in which deposits are not insured. However, management believes that the Company is not exposed to significant credit risk due to the financial position of the depository institution in which those deposits are held.

(c)	Revenue Recognition

Principal Transactions

The Company earns revenue from (i) transactions executed as agent or riskless principal and (ii) related net trading gains and losses from market making and dealing activities to facilitate customer orders. These activities and associated revenue are recorded on a trade date basis. Financial instruments owned and financial instruments sold, not yet purchased, are recorded on a trade-date basis at fair value with realized and unrealized gains and losses reflected in principal transactions, net in the accompanying statement of operations.

Investment Banking Fees

The Company earns fees for providing strategic advisory services in mergers and acquisitions and other transactions which are predominately comprised of fees based on the successful completion of a transaction, and from capital markets transactions which are comprised of underwriting securities’ offerings and arranging private placements, including both debt and equity offerings.

Advisory fees, net of deal related expenses, are recorded when earned, the fees are determinable and collection is reasonably assured. Nonrefundable upfront fees are deferred and recognized as revenue ratably over the expected period in which the related services are rendered. Upon successful completion of a transaction or termination of an engagement, the recognition of revenue would be accelerated.

Capital markets revenue arise from securities offerings and private placements in which the Company acted as a placement agent or underwriter. Private placement revenue is recorded when the underlying transaction is completed under the terms of the relevant agreement, typically on the closing date of the transaction. Underwriting revenue, which includes management fees, selling concessions and underwriting fees, net of related syndicate expenses, is recorded on a trade-date basis.

(d)	Fair Value of Financial Instruments

The Company accounts for financial instruments that are being measured and reported on a fair value basis in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an ordinary transaction between current market participants at the measurement date”.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

FASB ASC 820 outlines a fair value hierarchy. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (which are considered level 1 measurements) and the lowest priority to unobservable inputs (which are considered level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices for similar instruments in active markets, quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, whether directly or indirectly;

Level 3 – Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions would reflect the Company’s own estimates of assumptions that market participants would use in pricing the asset or liability. Such valuation techniques include the use of option pricing models, discounted cash flow models and similar techniques.

Fair value is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors, including dealer price quotations, price activity for equivalent instruments and valuation pricing methods. Among the factors considered by the Company in determining the fair value of financial instruments for which there is no current quoted market prices are credit spreads, the terms and liquidity of the instrument, the financial condition, operating results and credit ratings of the issuer or underlying company, the quoted market price of publicly traded securities with similar duration and yield, assessing the underlying investments, market-based information, such as comparable company transactions, performance multiples and changes in market outlook as well as other measurements. Financial instruments owned and financial instruments sold, not yet purchased are stated at fair value, with related changes in unrealized appreciation or depreciation reflected in principal transactions, net in the accompanying statement of operations. See note 3 of the notes to the consolidated financial statements for additional discussion of ASC 820.

(e)	Receivables and Payables from Clearing Broker

Receivables from clearing broker include deposits and free credit balances with the Company’s clearing broker, proceeds from securities sold, including financial instruments sold not yet purchased, and payables to clearing broker include margin loans. Proceeds related to financial instruments sold, not yet purchased may be restricted until the securities are purchased.

(f)	Receivables from Others

Receivables from others include receivables related to advisory and capital markets fees earned in the Company’s broker-dealer business and receivables related to revenue earned in the Company’s loan trading business.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(g)	Furniture, Equipment and Leasehold Improvements

Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset, generally two to five years. Leasehold improvements are stated at cost less accumulated amortization and are amortized on a straight-line basis over the lesser of the economic useful life of the improvement or the initial term of the respective lease.

(h)	Foreign Currency Translation

Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollar equivalents using year-end spot foreign exchange rates. Gains and losses resulting from translation to U.S. dollar equivalents are included in the statement of operations as part of principal transactions, net.

(i)	Member Accounts

Net income or loss from operations is allocated to the capital accounts of the Members on a pro-rata basis in proportion to such Members’ profit units as of the last day of the applicable accounting period for which such net income or loss was determined. In connection with the withdrawal of a Member from the Company, the Company may repurchase such Member’s units in accordance with the terms of the Company’s LLC agreement.

(j)	Interest Income and Interest Expense

The Company recognizes contractual interest on financial instruments owned at fair value and financial instruments sold, not yet purchased on an accrual basis as a component of interest income or interest expense.

(k)	Advances to Employees

Advances to employees include upfront compensation payments made to employees which are deferred and amortized on a straight-line basis over the relevant service period for which they are earned.

(l)	Income Taxes

The Company and PrinceRidge Holdings LP are treated as partnerships for federal income tax purposes. The Company’s operating subsidiaries, The PrinceRidge Group LLC and PrinceRidge Capital LLC, are single member limited liability companies and are treated as disregarded entities pursuant to Treasury Regulation Section 301.7701-3 for federal income tax purposes. Generally, disregarded entities are not subject to entity-level federal or state income taxation and, as such, the Company is not required to provide for income taxes under FASB ASC 740, Income Taxes. The operating subsidiaries’ taxable income becomes taxable to the respective members of the Company as a result of the Company’s treatment as a nontaxable flow-through entity for federal income tax purposes. However, certain aspects of the Company’s businesses are subject to local taxes such as the New York City unincorporated business tax (UBT).

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(m)	Recent Accounting Developments

In January 2010, the FASB issued ASU No. 2010-06, which updates the guidance in ASC 820, Fair Value Measurements and Disclosures. The ASU requires new disclosures including significant transfers in and out of Level 1 and Level 2 fair value measurements and a reconciliation of Level 3 fair value measurements including purchases, sales, issuances and settlements on a gross basis. The ASU also amends ASC Subtopic 820-10 to clarify certain existing disclosures regarding the level of disaggregation at which fair value measurements are provided for each class of assets and liabilities (instead of major category) and disclosures about inputs and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements that fall in either Level 2 or Level 3. The majority of the provisions of this update, including those applicable to the Company, were effective for annual periods beginning after December 15, 2009, with the remainder being effective for annual reporting periods beginning after December 15, 2010. The adoption of the guidance effective in 2010 did not have a material impact on the Company’s disclosures nor does the Company expect the adoption of the remaining guidance in 2011 to impact its disclosures.

(3)	Financial Instruments

The following table sets forth by level within the fair value hierarchy the Company’s “financial instruments owned, at fair value,” and “financial instruments sold, but not yet purchased, at fair value” as of December 31, 2010. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents	$—	—	—	—
Financial instruments owned, at fair value:
Corporate debt	—	16,064,066	—	16,064,066
Equities	2,106	43,335	—	45,441
Government securities	1,976,064	—	—	1,976,064
Municipal securities	—	918,532	—	918,532
Mortgage-backed securities	—	996,989	—	996,989

Total financial instruments owned	1,978,170	18,022,922	—	20,001,092

Total assets at fair value	$1,978,170	18,022,922	—	20,001,092

Liabilities:
Financial instruments sold, but not yet purchased at fair value:
Corporate debt	$—	12,042,782	—	12,042,782
Government securities	1,686,370	—	—	1,686,370

Total liabilities at fair value	$1,686,370	12,042,782	—	13,729,152

There have not been any significant transfers between level 1 and level 2 of the fair value hierarchy during the year ended December 31, 2010.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(4)	Receivable from Clearing Broker

Securities transactions are recorded on a trade date basis. The receivable and payable amounts related to unsettled securities transactions are recorded on a net basis in the receivable from clearing broker in the accompanying statement of financial condition. Receivable from clearing broker consists of the following:

Clearing deposit	$250,000
Free credit balances, net	7,516,723
Trade date receivable	150,000

Total receivables from clearing broker	$7,916,723

(5)	Receivables from Others

Receivables from others are comprised of:

Investment banking fee receivable (net of allowances $27,117)	$150,501
Other receivables	259,131
Purchased interest and interest income receivable	250,383

Total receivables from others	$660,015

(6)	Office Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements consist of the following as of December 31:

Furniture and fixtures	$204,776
Equipment	985,859
Leasehold improvements	759,327
Software	155,457

Total	2,105,419

Less: accumulated depreciation and amortization	1,126,376

Total office equipment and leasehold improvements, net	$979,043

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(7)	Commitments and Contingencies

(a)	Leases

The Company leases office space in New York City, Los Angeles and Chicago under operating lease agreements that expire at various times through 2012. The following table presents the Parent’s required future minimum rental payments for the office space under noncancelable operating leases as of December 31, 2010:

Year ending:
2011	$206,258
2012	23,470

Total minimum payments required	229,728

Less sublease rentals under noncancelable subleases	—

Net minimum payment required	$229,728

(b)	Commitments

In connection with underwriting activities, the Company’s broker-dealer subsidiary may enter into firm commitments for the purchase of securities in return for a fee. These commitments may require the broker-dealer to purchase securities at a specified price. Securities underwriting exposes the Company to market and credit risk primarily in the event that, for any reason, securities purchased by the Company cannot be distributed at anticipated price levels. At December 31, 2010, the Company had no open underwriting commitments.

(c)	Contingencies

The Company, together with various other brokers and dealers, corporations, and individuals, has been named as a defendant in various legal actions and other litigation arising in connection with the conduct of its business activities that allege violations of federal and state securities laws and claim substantial damages.

In accordance with ASC 450-20 (Loss Contingencies), the Company will accrue a liability when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In many lawsuits and arbitrations, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until the case is close to resolution, in which case no accrual is made until that time. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases in which claimants seek substantial or indeterminate damages, the Company cannot predict what the eventual loss or range of loss related to such matters will be. Subject to the foregoing, the Company continues to assess these cases and believes, based on information available to it, that the resolution of these matters will not have a material adverse effect on the financial condition of the Company.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

(8)	Financial Instruments with Off-Balance Sheet Risk, Credit Risk or Market Risk

The Company’s broker-dealer clears securities transactions on behalf of customers through its clearing broker. Substantially all of the Company’s transactions are executed with and on behalf of institutional investors, including other brokers and dealers, commercial banks, asset managers, and other financial institutions. In connection with these activities, unsettled customer trades may expose the Company to off-balance sheet credit risk in the event its customers are unable to fulfill their contractual obligations.

The majority of the Company’s transactions, and consequently the concentration of its credit exposure, is with its clearing broker. The clearing broker is also a significant source of short-term financing for the Company, which is collateralized by cash and securities owned by the Company and held by the clearing broker.

In connection with its proprietary activities, the Company has sold securities that it does not own and will, therefore, be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at fair value for the related securities and will record a trading loss if the market value of the securities increases subsequent to the date of the financial statements.

(9)	Income Taxes

The Company is subject to UBT and has provided for income taxes based on a statutory rate of 4.00%. For the period ended December 31, 2010, the Company recorded a deferred tax asset of $323,766 related to its net operating loss, which can be carried forward for UBT tax purposes. At December 31, 2010, management has provided for a full valuation allowance for the deferred tax asset.

(10)	Regulatory Requirements

The Company’s subsidiary, The PrinceRidge Group LLC, is a registered broker-dealer and, accordingly, is subject to Rule 15c3-1 under the Securities Exchange Act of 1934 (Net Capital Rule) which requires the maintenance of minimum net capital as defined. The PrinceRidge Group LLC has elected to use the alternative method, permitted by the Net Capital Rule, which requires that it maintain minimum net capital, as defined, equal to the greater of $250,000 or 2% of aggregate debit items arising from customer transactions. At December 31, 2010, the Company had net capital of $8,419,776 which was $8,169,776 in excess of its required net capital of $250,000.

(11)	Subsequent Events

The Company has evaluated subsequent events for the period from December 31, 2010 through June 30, 2011, the date which the accompanying financial statements were issued.

In January of 2011, the Company began effecting reverse repurchase and repurchase agreements as principal. The Company clears and settles these transactions with NewEdge USA, LLC.

On January 28, 2011 the Parent entered into a sublease agreement for approximately 21,435 square feet of office space in New York City. The lease commenced on February 18, 2011 and expires on July 31, 2015. Total required future minimum rental payments associated with this new lease agreement is $3,310,517.

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PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

December 31, 2010

On June 1, 2011 the Company completed a transaction with Institutional Financial Markets, Inc. (IFMI) pursuant to which IFMI contributed net assets for a majority interest in the Company. The fair value of the contributed assets was approximately $45 million and was comprised of cash, trading securities, employees and other assets and liabilities.

On June 3, 2011 a Series A member provided written notice to the Company of their intent to withdrawal from the partnership. At the time of the notice the member’s capital consisted of less than 6% of the Company’s total capital.

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